Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

Income tax expense (benefit) attributable to continuing operations for the years ended December 31, 2017, 2016 and 2015 consists of the following (in millions):

	2017	2016	2015
Current provision:
Federal	$476	$308	$249
State	81	54	33
Foreign	127	131	52
Total current provision	$684	$493	$334
Deferred provision (benefit):
Federal	$(979)	$(171)	$46
State	(24)	(14)	4
Foreign	(2)	(17)	(9)
Total deferred provision	(1,005)	(202)	41
Total provision for income taxes	$(321)	$291	$375

The provision for income taxes is based on pre-tax income from continuing operations, which is as follows for the years ended December 31, 2017, 2016 and 2015 (in millions):

	2017	2016	2015
United States	$530	$503	$852
Foreign	446	334	173
Total	$976	$837	$1,025

Total income tax expense for the years ended December 31, 2017, 2016 and 2015 is allocated as follows (in millions):

	2017	2016	2015
Tax expense per statements of earnings	$(321)	$291	$375
Tax expense attributable to discontinued operations	—	1	(2)
Unrealized (loss) gain on foreign currency translation	—	30	—
Other components of other comprehensive income	(11)	1	(5)
Total income tax expense (benefit) allocated to other comprehensive income	(11)	31	(5)
Tax benefit from exercise of stock options	—	(32)	(29)
Total income tax expense	$(332)	$291	$339

A reconciliation of the federal statutory income tax rate to the Company’s effective income tax rate for the years ended December 31, 2017, 2016 and 2015 is as follows:

	2017	2016	2015
Federal statutory income tax rate	35.0%	35.0%	35.0%
State income taxes	2.4	2.9	4.6
Federal benefit of state taxes	(0.8)	(1.0)	(1.6)
Foreign rate differential	(5.1)	(3.1)	(2.6)
Tax Cuts and Jobs Act of 2017	(73.1)	—	—
Book basis in excess of tax basis for dispositions	18.5	—	—
Tax benefit from stock-based compensation	(6.7)	—	—
Other	(3.1)	1.0	1.2
Effective income tax rate	(32.9)%	34.8%	36.6%

The significant components of deferred income tax assets and liabilities as of December 31, 2017 and 2016 consist of the following (in millions):

	2017	2016
Deferred income tax assets:
Net operating loss carryforwards	$130	$223
Employee benefit accruals	69	111
Other deferred tax assets	128	158
Total gross deferred income tax assets	327	492
Less valuation allowance	(129)	(177)
Total deferred income tax assets	198	315
Deferred income tax liabilities:
Amortization of goodwill and intangible assets	1,452	2,436
Deferred contract costs	94	127
Other deferred tax liabilities	90	75
Total deferred income tax liabilities	1,636	2,638
Net deferred income tax liability	$1,438	$2,323

Deferred income taxes have been classified in the Consolidated Balance Sheets as of December 31, 2017 and 2016 as follows (in millions):

	2017	2016
Current assets	$—	$101
Noncurrent assets (included in other noncurrent assets)	30	25
Total deferred income tax assets	30	126
Current liabilities (included in accounts payable and accrued liabilities)	—	(4)
Noncurrent liabilities	(1,468)	(2,445)
Total deferred income tax liabilities	(1,468)	(2,449)
Net deferred income tax liability	$(1,438)	$(2,323)

We believe that based on our historical pattern of taxable income, projections of future income, tax planning strategies and other relevant evidence, the Company will produce sufficient income in the future to realize its deferred income tax assets. A valuation allowance is established for any portion of a deferred income tax asset for which we believe it is more likely than not that the Company will not be able to realize the benefits of all or a portion of that deferred income tax asset. We also receive periodic assessments from taxing authorities challenging our positions that must be taken into consideration in determining our tax accruals. Resolving these assessments, which may or may not result in additional taxes due, may require an extended period of time. Adjustments to the valuation allowance will be made if there is a change in our assessment of the amount of deferred income tax asset that is realizable.

 As of December 31, 2017 and 2016, the Company had income taxes (payable) receivable of $(141) million and $13 million, respectively. These amounts are included in accounts payable and accrued liabilities and other long-term liabilities as of December 31, 2017 and other receivables as of December 31, 2016, in the Consolidated Balance Sheets.

As of December 31, 2017 and 2016, the Company has federal, state and foreign net operating loss carryforwards resulting in deferred tax assets of $130 million and $223 million, respectively. The federal and state net operating losses result in deferred tax assets as of December 31, 2017 and 2016 of $44 million and $49 million, respectively, which expire between 2020 and 2037. The Company has a valuation allowance related to these deferred tax assets for net operating loss carryforwards in the amounts of $37 million and $34 million as of December 31, 2017 and 2016. The Company has foreign net operating loss carryforwards resulting in deferred tax assets as of December 31, 2017 and 2016 of $86 million and $174 million, respectively. The Company has a full valuation allowance against the net operating losses as of December 31, 2017 and a valuation allowance of $143 million as of December 31, 2016. As of December 31, 2017 and 2016, the Company had foreign tax credit carryforwards of $3 million and $1 million, respectively, which expire between 2020 and 2027.

The Company participates in the IRS' Compliance Assurance Process (CAP), which is a real-time continuous audit. The IRS has completed its review for years through 2015. Currently, we believe the ultimate resolution of the IRS examinations will not result in a material adverse effect to the Company's financial position or results of operations. Substantially all material foreign income tax return matters have been concluded through 2010. Substantially all state income tax returns have been concluded through 2011.
The Company provides for United States income taxes on earnings of foreign subsidiaries unless they are considered indefinitely reinvested outside the United States.  As of December 31, 2016, neither U.S. income nor foreign income taxes had been provided on a cumulative total of $813 million of such earnings.  As of December 31, 2017, the Company has a cumulative total of $930 million of earnings that are indefinitely reinvested outside of the United States. Due to changes introduced by the Tax Act, the Company provided for U.S. income tax on such earnings in 2017. As of December 31, 2017, the Company has not provided foreign income taxes on such earnings. At this time, a determination of the amount of unrecognized deferred tax liability is not practicable.

As of December 31, 2017 and 2016, the Company had gross unrecognized tax benefits of $75 million and $87 million of which $56 million and $67 million would favorably impact our income tax rate in the event that the unrecognized tax benefits are recognized.

The following table reconciles the gross amounts of unrecognized tax benefits at the beginning and end of the period (in millions):

Gross Amount
Amounts of unrecognized tax benefits as of January 1, 2016	$98
Amount of decreases due to lapse of the applicable statute of limitations	(4)
Amount of decreases due to settlements	(23)
Increases as a result of tax positions taken in the current period	2
Increases as a result of tax positions taken in a prior period	14
Amount of unrecognized tax benefit as of December 31, 2016	87
Amount of decreases due to lapse of the applicable statute of limitations	(12)
Amount of decreases due to settlements	(19)
Increases as a result of tax positions taken in the current period	5
Increases as a result of tax positions taken in a prior period	14
Amount of unrecognized tax benefit as of December 31, 2017	$75

The total amount of interest expense recognized in the Consolidated Statements of Earnings for unpaid taxes is $5 million, $6 million and $2 million for the years ended December 31, 2017, 2016 and 2015, respectively. The total amount of interest and penalties included in the Consolidated Balance Sheets is $22 million and $25 million as of December 31, 2017 and 2016, respectively. Interest and penalties are recorded as a component of income tax expense in the Consolidated Statements of Earnings.

Due to the expiration of various statutes of limitation in the next twelve months, an estimated $3 million of gross unrecognized tax benefits may be recognized during that twelve-month period.

On December 22, 2017, H.R. 1, originally known as the Tax Cuts and Jobs Act, the "Act", was signed into law. The Act included significant changes to the Internal Revenue Code. Changes impacting the Company were the decrease in the corporate Federal rate from 35% to 21%, the transition to a territorial system of taxation from a worldwide system, and a one-time tax on the deemed repatriation of cumulative foreign earnings and profits. The Company has included in its December 31, 2017 tax provision its best estimate of the impact of the Act based on its understanding of the Act and the related guidance issued as of the date of this filing. The Company recorded a tax benefit of approximately $751 million related to re-measurement of its net deferred tax liabilities using the decreased federal rate, tax expense related to the one-time deemed repatriation tax of approximately $68 million, and a tax benefit of approximately $30 million related to the release of the tax liability for earnings previously not considered to be indefinitely reinvested. The Company also recorded a tax benefit of approximately $48 million related to foreign taxes which are now available to partially offset the deemed repatriation tax.

On December 22, 2017, the SEC issued SEC Staff Accounting Bulletin No. 118 (SAB 118) providing a measurement period for determining the final financial statement impacts from the Act. This guidance allows a registrant to report provisional amounts for the effects of the law change when accounting for the change can be reasonably estimated but the final accounting is not complete. Provisional items included in the December 31, 2017 financial statements are tax expense related to the one-time deemed repatriation tax of approximately $68 million, and a tax benefit of approximately $30 million related to the release of the US tax liability for earnings previously not considered to be indefinitely reinvested. These items are provisional because the data necessary for their computation is not yet fully available. Additional collection and review of data in determining cash and cash equivalents and applicable tax attributes necessary for the computation of these provisional items is required and will be compiled and evaluated within the measurement period allowed by SAB 118. As the provisional amounts are finalized during the measurement period, the required adjustments, if any, will be recorded in the quarter when the final amount is determined.